BlackRock FundsSM

BlackRock Advantage Small Cap Growth Fund

(the “Fund”)

Supplement dated July 30, 2021 to the Investor, Institutional and Class R Shares Summary Prospectus and Prospectus and the Statement of Additional Information of the Fund

Effective on or about the close of business on October 28, 2021, all of the issued and outstanding Investor C Shares of the Fund (the “Original Shares”) will be converted into Investor A Shares of the Fund (the “New Shares”) with the same relative aggregate net asset value as the Original Shares held immediately prior to the conversion and Investor C Shares of the Fund will no longer be offered. The New Shares have a lower net expense ratio, including lower distribution and shareholder servicing fees payable under the Fund’s 12b-1 plan, than that of the Original Shares. No sales load, fee, or other charge will be imposed on the conversion of these shares. Please refer to the Fund’s Investor, Institutional and Class R Shares Prospectus for more information on the New Shares. The conversion is not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders.

Effective upon the conversion of the Original Shares to the New Shares, all references to the Original Shares as applicable to the Fund in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information are hereby deleted.

Shareholders should retain this Supplement for future reference.

PR2SAI-SCGE-0721SUP